UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 25, 2004
                                                         ----------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     0-31565               06-1377322
------------------------------    -----------------     ----------------------
 (State or other jurisdiction      Commission File        (I.R.S. Employer
     of incorporation or                Number           Identification No.)
       organization)



                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))


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                           CURRENT REPORT ON FORM 8-K
                           --------------------------



ITEM 2.02         Results of Operations and Financial Condition
                  ---------------------------------------------

                  On January 25, 2005, New York Community Bancorp, Inc. (the "Company") issued a news release reporting its earnings for the three and twelve months ended December 31, 2004. A copy of the news release is attached as Exhibit 99.1 to this report.

ITEM 7.01         Regulation FD Disclosure
                  ------------------------

                  On January 25, 2005, the Company announced that its Board of Directors declared a $0.25 per share dividend, payable on February 15, 2005 to shareholders of record at February 4, 2005. The announcement was included as part of the earnings release issued by the Company on January 25th and is incorporated into this Item 7.01 by reference to Exhibit 99.1 (but only with respect to the information contained in Exhibit
                  99.1 regarding the announcement of the dividend declaration, and not with respect to any information furnished under Item
                  2.02 of this Form 8-K.)

ITEM 9.01         Financial Statements and Exhibits
                  ---------------------------------

       (c) Attached as Exhibit 99.1 is a news release issued by the Company on January 25, 2005 announcing its earnings for the three and twelve months ended December 31, 2004 and the declaration of a quarterly cash dividend.

                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


    January 25, 2005                   NEW YORK COMMUNITY BANCORP, INC.
---------------------------
         Date
                                       /s/ Joseph R. Ficalora
                                       -----------------------------------------
                                       Joseph R. Ficalora
                                       President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


   99.1        News release issued on January 25, 2005.